Long- Term Debt	9 Months Ended
Sep. 30, 2020
OAK Street Health Inc and Affiliates [Member]
Long- Term Debt

NOTE 10. LONG-TERM DEBT

OSH LLC entered into a debt agreement with Hercules Capital, Inc. (“Hercules”) for $20,000 on August 7, 2017, as discussed further below. On August 11, 2020, the Company used a portion of the net proceeds from the offering to pay off the $80,000 principal outstanding under the Hercules debt agreement, 9.75% interest loan originally due to mature December 2022 in full at a price of 107%. In connection with the voluntary prepayment of the entire remaining borrowings outstanding, the Company recognized interest expense, net of $3,204 during the third quarter of 2020 related to the prepayment charge, the end of term charge and the write off of unamortized debt issuance costs.

Long-term debt balances as of the September 30, 2020 and December 31, 2019 were as follows:

	September 30, 2020	December 31, 2019
Note payable to Hercules Capital, Inc., originally dated August 7, 2017 and amended April 26, 2019 and January 13, 2020. The note bears a floating interest rate of the greater of 9.75% or the sum the Prime Rate plus 5.00%.	$-	$80,000
Total debt
Less:
Unamortized discount and debt issuance costs	-	1,347
Current maturities	-	(18,507)
Total long-term debt	$-	$62,840

OSH LLC entered into a debt agreement with Hercules for $20,000 on August 7, 2017. The note bore a floating interest rate of the greater of 9.75% or the sum of i) 9.75%, plus ii) the Prime Rate minus 4.75%. The interest rate at December 31, 2019 was 9.75%, respectively. The note allowed for an additional $10,000 advance subject to terms and conditions of the loan agreement, which was drawn by OSH LLC on June 28, 2018. OSH LLC was able to prepay all, but not less than all, of the entire principal balance prior to maturity with an associated prepayment charge of detailed in the loan agreement. The terms of the loan agreement specified the prepayment penalty ranges from 3% to 1% depending on when prepayment occurred in relation to maturity date: if amounts were prepaid within 12 months of the Closing Date (3.0%); after 12 months but prior to 24 months (2.0%); and any time after 24 months (1.0%). The note was secured by a perfected first position lien on all of OSH LLC’s assets.

The original Hercules note required 13 months of interest-only payments, followed by monthly installments on a 36-month amortization schedule with the remaining principal and an end-of-term charge due when the note was set to mature on September 1, 2021. The interest-only period was extended an additional twelve months as OSH LLC met the performance conditions outlined in the loan agreement and received an additional $10,000 on June 28, 2018 as allowed by the note.

In April 2019, OSH LLC amended the debt agreement with Hercules to allow for additional tranches to be drawn upon. Tranche I was the existing loan of $30,000, Tranche II was an additional $30,000 available on April 26, 2019, Tranche III was an additional $20,000 available from July 1, 2019 through December 31, 2019 subject to continued covenant compliance, and Tranche IV was an additional $10,000 available from July 1, 2019 through December 31, 2020 subject to future lender investment committee approval. OSH LLC received Tranche II in April 2019 and Tranche III in November 2019 but did not make any further draws. As of the date of the receipt of Tranches II and III, the maturity date of the debt agreement was amended to June 1, 2022, and further extensions of the maturity date occurred upon the draw of additional tranches. In addition, upon the draw of each tranche a 5.95% end-of-term charge was applied to the total drawn amount and was due upon the amended maturity date.

In January 2020, OSH LLC amended the debt agreement with Hercules to provide for the following changes subject to certain performance milestones which were met in February 2020: (i) the extension of the principle payment start date from July 1, 2020 to October 1, 2021, (ii) the extension of the loan maturity date from June 1, 2022 to December 1, 2022, (iii) the change in interest rate to the greater of either 9.75% or the sum of the prime rate plus 5.00%, (iv) the change in prepayment charge to 2.0% of the amount prepaid if amounts are prepaid prior to June 30, 2020; 1% if prepaid after June 30, 2020 but on or prior to December 31, 2020; and 0.5% if prepaid thereafter prior to maturity, and (v) the elimination of all financial covenants with the exception of the net patient-level contribution covenant.

OSH LLC recorded a derivative liability related to the change in control provisions within the Hercules debt agreement in the amount of $0 and $152 as of September 30, 2020 and December 31, 2019, respectively. OSH LLC recognized all changes in fair value of the derivative liability within interest expense of $(449) and $(30) for the three-months ended September 30, 2020 and 2019, respectively, and $(152) and $(519) for the nine-months ended September 30, 2020 and 2019, respectively.

The estimated fair value of the OSH LLC’s bifurcated derivative instrument was valued using an outcome-probability-weighted discounted cash flow analysis at the end of each reporting period using inputs that were not corroborated by market data which resulted in OSH LLC classifying such derivatives as Level 3 (see Note 4).

The carrying amount of long-term debt approximated fair value because the interest rates fluctuate with market interest rates or the fixed rates were based on current rates offered to OSH LLC for debt with similar terms and maturities.

Debt issuance costs and original issuance discount

As part of entering into the Hercules debt agreement, OSH LLC incurred certain third-party costs. The costs incurred relate to attorney and other third-party costs. Debt issuance costs and original issuance discount as of the periods presented below were as follows:

	September 30, 2020	December 31, 2019
Accretion of end-of-term charge	$-	$(1,830)
Original issuance discount	-	191
Additional issuance discount	-	543
Amortization of deferred financing costs	-	(251)
Unamortized discount and debt issuance costs	$-	$(1,347)

Debt issuance costs were presented in the consolidated balance sheets as a direct deduction from the carrying value of the long-term debt. Included in debt issuance costs was an end-of-term charge due to Hercules. The end-of-term charge to be paid in full at the end of the term and was $0 and $4,760 as of September 30, 2020 and December 31, 2019, respectively and was accreted over the expected term of the loan. Debt issuance costs are amortized over the term of the related debt instrument using the effective interest method. Amortization of debt issuance costs and accretion of end-of-term charge are recorded as interest expense in the consolidated statements of operations.